UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 29, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 BURRARD STREET
                   VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                        (Address of Registrant's office)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)

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ITEM  2.     ACQUISITION  OR  DISPOSITION OF ASSETS

Cybernet Internet Services International, Inc. (the "Company"), through its wholly-owned subsidiary Cybernet Internet Dienstleistungen AG (the "Seller"), entered into an Asset Purchase and Transfer Agreement dated November 7, 2002 (the "Agreement") with PSINET Germany GMBH ("PSINET GMBH") and PSINET DataCenter Germany GMBH ("PSINET Germany") pursuant to which the Seller agreed to sell to PSINET GMBH certain Customer Related Assets (as defined in the Agreement), and agreed to sell to PSINET Germany certain Equipment Related Assets (as defined in the Agreement), associated with the Seller's computer data centers in Frankfurt and Munich, Germany, effective November 1, 2002.

The Agreement contains conditions precedent, representations, warranties, indemnities and covenants reasonably customary for agreements of this nature. The Company expects the closing to occur in the last quarter of 2002 or early 2003.

ITEM  7.     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT  NO.     DESCRIPTION
------------     -----------

 1               Asset  Purchase  and  Transfer  Agreement

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CYBERNET  INTERNET  SERVICES
                                                   INTERNATIONAL,  INC.

                                                      "Michael  J.  Smith"
                                                   ----------------------------
                                                   Michael  J.  Smith
                                                   President


Date:     November  29,  2002